Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

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VICOR TECHNOLOGIES, INC.
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Not Applicable
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
BENEFICIAL SECURITY OWNERSHIP
EXECUTIVE OFFICERS AND DIRECTORS
CORPORATE GOVERNANCE AND RELATED MATTERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
PROPOSALS TO THE STOCKHOLDERS PROPOSAL ONE -- ELECTION OF DIRECTORS
PROPOSAL TWO -- RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
INFORMATION CONCERNING STOCKHOLDERS PROPOSALS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
AVAILABILITY OF FORM 10-K ANNUAL REPORT
COSTS OF MAILING AND SOLICITATION
OTHER MATTERS

Vicor Technologies, Inc.
2300 Corporate Boulevard, N.W., Suite 123
Boca Raton, FL 33431

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 22, 2009

To our Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Technologies, Inc. and its subsidiaries (the “Company”) will be held on June 22, 2009, at 10:00 a.m. at the Boca Raton Marriott, 5150 Town Center Circle, Boca Raton, Florida for the following purposes:

1.  To elect two Class II Directors, each for a term of three years or until their successors are elected and qualified;

2.  To ratify the appointment of Daszkal Bolton LLP as the Company’s independent public accountants for the fiscal year ended December 31, 2009;

3.  To transact such other business as may properly come before the Annual Meeting.

All stockholders of record at the close of business on May 21, 2009 will be entitled to notice of, and to vote at the Annual Meeting or any adjournments or postponements thereof. This proxy statement and the accompanying proxy card are first being mailed to our stockholders on or about May 22, 2009.

Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy card.

By Order of the Board of Directors

David H. Fater,
Chief Executive Officer
Boca Raton, Florida Dated: May 22, 2009

VICOR TECHNOLOGIES, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
to be held on June 22, 2009

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Vicor Technologies, Inc. (the “Board”) of proxies to be voted at our 2009 Annual Meeting of Stockholders and at any and all postponements or adjournments thereof. Our Annual Meeting will be held on June 22, 2009, at 10:00 a.m. at the Boca Raton Marriott, 5150 Town Center Circle, Boca Raton, Florida. The approximate date that this proxy statement and the enclosed form of proxy are first being sent to stockholders is May 22, 2009. In this proxy statement Vicor Technologies, Inc. and its subsidiaries are referred to as the “Company,” “we,” “our” or “us.”

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock (“common stock”), Series A Preferred Stock (“Series A preferred stock”) and Series B Preferred Stock (“Series B preferred stock”) at the close of business on May 21, 2009 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 36,283,450 shares of common stock outstanding, 157,592 shares of Series A preferred stock and 5,250,851 shares of Series B preferred stock. Each share of common stock, Series A preferred stock and Series B preferred stock (collectively, the “shares”) is entitled to one vote at the Annual Meeting.

A majority of the outstanding shares of our common stock, Series A preferred stock and Series B preferred stock, present in person or represented by proxy, voting as a single class, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Under applicable rules governing brokers who represent shares held in street name, brokers have the authority to vote those shares on routine matters but not on non-routine matters. Routine matters include the election of Directors (“Proposal One”) and ratification of our independent public accountants (“Proposal Two”). Accordingly, broker non-votes will not affect Proposals One or Two. Abstentions will have the same effect as a vote against a proposal.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” Proposal One – the election of each of the nominees to the Board named herein and “FOR” Proposal Two – the ratification of Daszkal Bolton LLP as the Company’s independent public accountants. If, however, other matters are properly presented, the persons named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

The manner in which your shares of the Company’s common stock, Class A preferred stock or Class B preferred stock may be voted depends on how your shares are held. If you own shares of the Company’s common stock of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of Corporate Stock Transfer Corporation, our transfer agent for shares of the Company’s common stock, a proxy card for voting those shares will be included with this proxy statement. If you own shares of the Company’s Series A preferred stock or Series B preferred stock of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the Company’s records, a proxy card for voting those shares will be included with this proxy statement. If you own shares in street name, meaning that your shares are held by a bank or brokerage firm or other nominee, you may instead receive a voting instruction form from that institution with this proxy statement to instruct it how to vote your shares.

All votes will be tabulated by an Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company’s executive office, located at 2300 NW Corporate Boulevard, Suite 123, Boca Raton, Florida for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder.

Attendance and Voting at the Annual Meeting

If you own shares on the Record Date, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card. If you own shares in street name, you may attend the Annual Meeting, but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below.

Revocation

If you own shares of record, you may revoke a previously granted proxy at any time before it is voted by delivering a written notice of revocation or a duly executed proxy bearing a later date to David H. Fater, the Chief Executive Officer, President and Chief Financial Officer of the Company, or by attending the Annual Meeting and voting in person. Any stockholder owning shares in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 22, 2009

The Proxy Statement for our Annual Meeting of Stockholders to be held on May 22, 2009 and our Annual Report on Form 10-K for the year ended December 31, 2008 (“fiscal 2008”) is available at www.vicortech.com/investors/proxy/.

BENEFICIAL SECURITY OWNERSHIP

The following table presents information regarding the beneficial ownership of our common stock held by the following persons as of May 21, 2009:

•	each of the executive officers listed in the summary compensation table;

•	each of our Directors;

•	all of our Directors and executive officers as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities.

Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. In accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the percentage calculations were made on the basis of the amount of outstanding securities plus, for each person, any securities that the person has the right to acquire within 60 days of May 21, 2009 pursuant to options, warrants, conversion privileges or other rights. Unless otherwise indicated, the address of each of the executive officers and Directors and 5% or more stockholders named below is c/o Vicor Technologies, Inc., 2300 Corporate Boulevard, Suite 123, Boca Raton, Florida 33431.

	Number of Shares		Percent of
Name of Beneficial Owner	Beneficially Owned(1)		Shares

David H. Fater(2)	1,577,278		3.78
James E. Skinner(3)	4,127,531		9.79
Jerry M. Anchin(4)	2,219,803		5.28
Daniel N. Weiss, M.D.(5)	721,278		1.72
Edward M. Wiesmeier, M.D.(6)	1,367,777		3.26
Joseph A. Franchetti(7)	93,901		*
Frederick M. Hudson(8)	93,421		*

All 7 Directors and executive officers as a group	10,200,989	(9)	23.55

*	Less than 1%.

(1)	For purposes of calculating beneficial ownership percentages, 41,691,893 shares of the Company’s common stock were deemed outstanding as of May 21, 2009 and includes (a) 36,283,450 shares of the Company’s common stock issued and outstanding, (b) 157,592 shares of the Company’s common stock issuable upon conversion of 157,592 shares of Series A preferred stock, and (c) 5,250,851 shares of the Company’s common stock issuable upon conversion of 5,250,851 shares of Series B preferred stock.

(2)	Includes (a) warrants to purchase 12,500 shares of the Company’s common stock, (b) options to purchase 206,250 shares of the Company’s common stock and (c) 12,500 shares of Series B preferred stock.

(3)	Includes (a) warrants to purchase 267,500 shares of the Company’s common stock, (b) options to purchase 206,250 shares of the Company’s common stock and (c) 12,500 shares of Series B preferred stock.

(4)	Includes (a) warrants to purchase 112,500 shares of the Company’s common stock, (b) options to purchase 206,250 shares of the Company’s common stock and (c) 12,500 shares of Series B preferred stock.

(5)	Includes options to purchase 221,875 shares of the Company’s common stock.

(6)	Includes (a) warrants to purchase 12,500 shares of the Company’s common stock, (b) options to purchase 260,417 shares of the Company’s common stock and (c) 12,500 shares of Series B preferred stock.

(7)	Includes (a) warrants to purchase 10,000 shares of the Company’s common stock and (b) options to purchase 54,167 shares of the Company’s common stock.

(8)	Includes options to purchase 54,167 shares of the Company’s common stock.

(9)	Includes (a) warrants to purchase 415,000 shares of the Company’s common stock, (b) options to purchase 1,155,209 shares of the Company’s common stock and (c) 50,000 shares of Series B preferred stock.

EXECUTIVE OFFICERS AND DIRECTORS

Executive Officers and Directors

The following table sets forth the names, positions and ages of our current executive officers and Directors. Class I Directors serve until the 2011 annual meeting of stockholders or until their successors are elected and qualified. Class II Directors serve until the 2009 annual meeting of stockholders or until their successors are elected and qualified. Class III Directors serve until the 2010 annual meeting of stockholders or until their successors are elected and qualified. Officers are appointed by our Board and their terms of office are, except to the extent governed by an employment contract, at the discretion of our Board.

Name	Age	Position

David H. Fater	62	President, Chief Executive and Chief Financial Officer; Class I Director
Thomas J. Bohannon	64	Chief Accounting Officer
James E. Skinner, Ph.D.	67	Vice President and Director of Grant Research; Class I Director
Jerry M. Anchin, Ph.D.	48	Vice President and Director of Research and Development; Class II Director
Daniel N. Weiss, M.D., F.A.C.C.	46	Chief Medical Officer
Edward Wiesmeier, M.D.	70	Class III Director
Frederick M. Hudson	63	Class II Director
Joseph A. Franchetti	69	Class III Director

David H. Fater joined us as President, Chief Executive, Chief Financial Officer, and Director in June 2002. Mr. Fater was the founder and from January 1993 through the present, has been the Chief executive officer of ALDA & Associates International, Inc., a business and financial consulting firm specializing in healthcare and life sciences. Prior to his founding ALDA, Mr. Fater served as a senior executive with three public health care companies, including two in which he led the initial public offering process (BMJ Medical Management, Inc. and Community Care of America) and one which he led to a NYSE listing and a $1 billion market capitalization (Coastal Physician Group, Inc.). Mr. Fater was employed by Coastal Physician Group from January 1993 to June 1995; Community Care of America from July 1995 to December 1996; and BMJ Medical from January 1997 to July 1999. From June 2000 through July 2001 Mr. Fater was the chief financial officer of Vector Medical Technologies, Inc. Prior to his corporate experience, Mr. Fater was a key international business advisor to senior management and boards of directors as a senior international partner during a 24-year career with Ernst & Young from January 1969 to December 1992. He also has extensive experience with numerous mergers and acquisition transactions. He holds a B.S. in Accounting from the University of North Carolina. He is a Certified Public Accountant in Georgia, Illinois, North Carolina and New York.

Thomas J. Bohannon was appointed to serve as the Chief Accounting Officer of the Company effective as of December 28, 2008. Mr. Bohannon has been in the accounting and financial field for more than 40 years. Mr. Bohannon worked as a senior manager at Ernst & Young in Atlanta from 1968 until 1978 where he specialized in financial and SEC reporting before becoming the partner in charge of audit and review services for Pappadakis, Nelson & Bohannon from 1978-1991. Since 1992, he has focused on his own consulting practice, serving as the financial officer for a variety of companies in the Southeast United States. Mr. Bohannon holds a Bachelor of Science degree from Auburn University and an MBA from Tulane University. He is a certified public accountant in Georgia.

James E. Skinner, Ph.D., has been our Vice President, Director of Grant Research and a Director since August 2000. Dr. Skinner was our President from August 2000 through July 2002. Dr. Skinner has experience both as a scientist and manager of large research and development projects. From December 1969 to February 1993 Dr. Skinner was a Professor at Baylor College of Medicine in

Houston, where he was the recipient of many research grants from the National Institutes of Health. During his tenure at Baylor College of Medicine, he was the principal investigator of a Program Project Grant that operated five laboratories and three core facilities. From May 22993 to July 1997 Dr. Skinner was the Associate Director of the Totts Gap Medical Research Laboratories, Inc. In August 1997 he founded the Delaware Water Gap Science Institute, a nonprofit medical research organization devoted to the development of medical devices and pharmaceuticals, and has served as its director since its inception. Dr. Skinner is a graduate of Pomona College and received his Ph.D. from the University of California at Los Angeles.

Jerry M. Anchin, Ph.D., has been our Vice President and Director of Research and Development since October 2000 and a Director since September 2003. Dr. Anchin has extensive experience in the biotechnology business sector. He has been actively involved in the fields of immunology, molecular biology, drug discovery and protein chemistry since 1978. Dr. Anchin worked in biotechnology at International Immunoassay Labs from September 1981 to July 1988 as head of assay development and manufacturing, where he was instrumental in designing a novel assay for the detection of the protein creatine kinase that is released as a result of acute myocardial infarction. He received two patents for his work in this area. Dr. Anchin then worked for Immuno Pharmaceuticals from August 1993 to February 1996 and Prism Pharmaceuticals from February 1996 to June 1998. Dr. Anchin was employed by Ciblex Pharmaceuticals from June 1998 through August 2000, where he became group leader of the drug discovery program involving novel small molecules that will be entering clinical trials for the prevention of asthma. He has been granted five patents in the field of immunoassay and drug discovery and has four patents pending. Dr. Anchin holds a B.A. in Cell Biology from University of California at Santa Barbara and received his Ph.D. in Immunology from Texas A&M University.

Daniel N. Weiss, M.D., F.A.C.C., joined us as our Chief Medical Officer in April 2004. Dr. Weiss has extensive experience as a practicing cardiologist and electrophysiologist. He has been a partner in Florida Arrhythmia Consultants and a director of the Jim Moran Heart and Vascular Center since 1994. He is also a consultant to Fortune 500 Medical Device companies including Medtronics, St. Jude Medical and Guidant. He has been a clinical investigator in the MADIT II (MultiCenter Automatic Defibrillator Implantation Trial) and SCDHeFT (Sudden Cardiac Death Heart Failure Trial) clinical trials. He is a cum laude graduate of Princeton University with a BSE in Electrical Engineering and Computer Science. He received his Medical Degree with Distinction in Research from the Mount Sinai School of Medicine where he also received the Nathan A. Setz Award for Research in Cardiovascular and Renal Disease.

Edward Wiesmeier, M.D., has been a Director since October 2004. From 1989-2006 Dr. Wiesmeier was a Clinical Professor of Obstetrics and Gynecology and Assistant Vice Chancellor for Student Development and Health at the UCLA School of Medicine. From 2008 to the present, he has been a volunteer clinical professor of reproductive medicine at the University of California at San Diego. Dr. Wiesmeier is a graduate of Rutgers University and received his M.D. from Georgetown Medical School.

Frederick M. Hudson has served as a Director since July 2008. Mr. Hudson retired as a partner in charge of the health care audit practice for the Washington-Baltimore business unit of the accounting firm of KPMG, LLP on January 1, 2006 after a 37-year career with the firm. He is a graduate of Loyola College and currently serves in a board capacity with the Board of Financial Administration of the Catholic Archdiocese of Baltimore, Board of Sponsors, Loyola College Sellinger School of Business and Management and the Board of Trustees of the Maryland Historical Society. He chairs the audit committee of the board of directors of Paradigm Management Services LLC (a provider of catastrophic care services), Woodhaven Holding Corporation, d/b/a Remedi Health Services. (an institutional pharmacy service provider) and is a member of the audit and finance committee of the board of directors for GBMC Healthcare, Inc and its affiliate, the Greater Baltimore Medical Center.

Joseph C. Franchetti has served as a Director since July 2008. He is a consultant, director and advisor to several health care/medical device companies in the cardiology/cardiovascular and life sciences arenas, including start-up companies. He now serves as vice -chairman of CVAC Health Systems Inc. and was president and CEO of Colin Medical Instruments Corp. (now Omron), a Japanese-owned worldwide leader for noninvasive blood pressure and physiological / vital signs monitoring and diagnosis. His executive experience also includes being co-founder and CEO of Bio-Chem Laboratory Systems Inc. and a corporate and international vice-president and general manager for Technicon (now Siemens) and Narco Scientific (now Respirionics). He is a graduate of the Wharton School of the University of Pennsylvania and a trustee emeritus of Southwest Research Institute of Texas, and a commissioned US Army Infantry Officer.

SCIENTIFIC ADVISORY BOARD

The Company has assembled a Scientific Advisory Board that enables it to access some of the brightest minds in the life sciences arena. Members, in addition to Drs. Anchin, Skinner and Weiss, include:

•	Edward Wiesmeier, M.D. serves as Chairperson of the Board.

•	Mark E. Josephson, M.D., Chief of Cardiology at Beth Israel Deaconess Medical Center, a major patient care, research and teaching affiliate of Harvard Medical School, the author of Clinical Cardiac Electrophysiology, the fundamental textbook in the field.

•	Hein J. J. Wellens, M.D., Professor and Chairman of the Department of Cardiology at Academisch Ziekenhuis Maastricht in Amsterdam, the Netherlands. He is a director of the Interuniversity Cardiology Institute of the Netherlands and is a member of the Netherlands Academy of Arts and Sciences. He also has an appointment of visiting lecturer at Harvard Medical School.

•	Richard M. Luceri, M.D., F.A.C.C., recently retired director, Interventional Arrhythmia Center Holy Cross Hospital, Fort Lauderdale, FL as well as a clinical investigator in the MADIT II (MultiCenter Automatic Defibrillator Implantation Trial) and author SCDHeFT (Sudden Cardiac Death Heart Failure Trial).

•	Robert G. Hauser, MD, F.A.C.C., FHRS, Chairman of the Cardiovascular Services Division at Abbott Northwestern Hospital and former CEO of Cardiac Pacemakers, Inc., acquired by Guidant Corporation.

•	Jonathan Kaplan, M.D., M.P.H., Medical Director for Fidelis Care New York and formerly the corporate medical director for Excellus Blue Cross Blue Shield.

•	David Chazanovitz, President and CEO of Alveolus, Inc., the former chief executive officer of Cambridge Heart, Inc. (our only FDA-approved competitor).

•	Edward F. Lundy, M.D., Ph.D., Chief of Cardiothoracic Surgery at the Active International Cardiovascular Institute at Good Samaritan Hospital in Suffern, New York. In addition to his M.D. from the University of Michigan, Dr. Lundy also received a Ph.D. from that institution in physiology with a primary focus on altered-state physiologies such as hibernation.

•	Jules T. Mitchel, M.B.A., Ph.D., founder of Target Health, Inc., a full-service contract research organization supporting all aspects of pharmaceutical drug and device development.

•	Ariel D. Soffer, M.D., F.A.C.C, Chief of Medicine at Hollywood Medical Center, Hollywood, FL. President and CEO of Florida Institute for Cardiovascular Care (Healthworx).

•	Hank Lubin, M.D., practicing physician with Hightstown Medical Associates, PA, (formerly affiliated with the University of Pennsylvania Health System) and currently a Clinical Associate Professor at The University of Pennsylvania School of Medicine.

•	Frank S. Caruso, Ph.D., founder of two successful start-up pharmaceutical companies (Algos Pharmaceutical Corporation and Roberts Pharmaceutical Corporation), with more than 30 years experience directing worldwide clinical/pharmacological research and biological evaluation programs involving licensing and drug development research planning.

•	David Fertel, D.O., Clinical Professor of Surgery at Michigan State University and a practicing board certified thoracic and cardiovascular surgeon in Michigan.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board Meetings and Independence

The Board oversees our business and affairs and monitors the performance of management. The Board meets regularly during the year to review matters affecting our Company and to act on matters requiring Board approval. In also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2008, there were twenty-one meetings of the Board. All persons who were serving as Directors during fiscal 2008 attended all of the meetings of the Board and committees of which they were members. As of December 31, 2008, the persons serving on our Board were Dr. Jerry M. Anchin, Ph.D., David H. Fater, Joseph A. Franchetti, Frederick M. Hudson, Dr. James E. Skinner, Ph.D., and Dr. Edward Wiesmeier, M.D.

The Board has determined that Joseph A. Franchetti, Frederick M. Hudson and Dr. Edward Wiesmeier are independent directors as defined by the listing requirements of the Nasdaq Global Market Listing Requirements (“NASDAQ Rules”).

Board Committees and Charters

During the year ended December 31, 2008, we had two standing committees: an Audit Committee and a Compensation Committee. On May 13, 2009, the Company established a Nominating Committee. A copy of the Company’s Audit Committee Charter is attached to this proxy statement as Exhibit A. The Company is in the process of adopting and approving a Compensation Committee Charter and a Nominating Committee Charter.

Audit Committee

Our Board has a separately-designated standing Audit Committee consisting of Mr. Hudson, the Chairman, Mr. Franchetti and Dr. Wiesmeier. Each member was determined to be independent as defined by the Nasdaq Rules and SEC rules for Audit Committee membership. Our Board has determined that Mr. Hudson is an “audit committee financial expert,” as that term is defined in Item 401(e)(2) of Regulation S-K.

The Audit Committee reviews, with our independent accountants, our annual and quarterly financial statements prior to publication, and reviews the work of, and approves non-audit services performed by, such independent accountants. Our Audit Committee appoints the independent accountants for the ensuing year. The Audit Committee held five meetings in 2008.

Compensation Committee

Our Board has a Compensation Committee consisting of Dr. Wiesmeier, the Chairman, Mr. Hudson and Mr. Franchetti. Each member is independent as defined by the Nasdaq Rules. The Compensation Committee’s basic responsibility is to assure that the Company’s executive officers are compensated effectively in a manner consistent with the Company’s strategy, competitive practices and stockholder interests. Toward that end, the Compensation Committee (i) will review and approve the compensation of the Company’s Chief Executive Officer and other executive officers, (ii) will review and make recommendations with respect to the Company’s existing and proposed compensation plans, and (iii) will administer grants and awards to employees under the Company’s 2008 Stock Incentive Plan. The Compensation Committee has not retained a compensation consultant to review its policies and procedures with respect to executive compensation. During the evaluation process, the Compensation

Committee receives substantial input from the Chief Executive Officer regarding the appropriate level and type of compensation for our executives. The Compensation Committee held one meeting in 2008.

Nominating Committee

On May 13, 2009, our Board established a Nominating Committee consisting of Joseph A. Franchetti, the Chairman, Mr. Hudson and Dr. Wiesmeier. Each member is independent as defined by the Nasdaq Rules. The Nominating Committee will review and assess the composition of the Board and will consider and recommend qualified candidates for election to the Board. In fiscal 2008, the Company did not have a Nominating Committee.

Stockholder Nominations to the Board

We do not have a formal policy with regard to the consideration of director candidates recommended by our stockholders. Stockholders that desire to recommend candidates for consideration by our Board should mail or deliver written recommendations to us as follows: Board of Directors, c/o Vicor Technologies, Inc., 2300 NW Corporate Boulevard, Suite 123, Boca Raton, FL 33431. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director. Stockholders who wish to nominate a candidate for election to the our Board, as opposed to recommending a potential nominee for consideration by the Board, are required to comply with the advance notice requirements set forth in Article II, Section 6 of our Bylaws.

Pursuant to our Bylaws, a stockholder’s notice for the nomination of a director shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company that are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Exchange Act, as now or hereafter amended; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder and (ii) the class and number of shares of capital stock of the Company that are beneficially owned by such stockholder. We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director of the Company.

Communications with the Board of Directors

Stockholders may communicate with the Board by writing to the Chairman, in care of the Board (or at the stockholder’s option, in care of a specific director), at Vicor Technologies, Inc., 2300 NW Corporate Boulevard, Suite 123, Boca Raton, FL 33431. We will ensure that all communications to the Board or any particular director (marked and addressed as set forth above) will be delivered to the Chairman or a specified director, as the case may be.

Director Attendance at Annual Meetings

We do not have a formal policy regarding director attendance at our Annual Meeting. Nevertheless, Directors are encouraged to attend the Company’s Annual Meeting each year. All of our Directors attended last year’s Annual Meeting held on June 18, 2008 and are expected to attend our Annual Meeting to be held on June 22, 2009.

Code of Ethical Conduct

We adopted a Code of Ethical Conduct on March 25, 2008 that includes provisions ranging from conflicts of interest to compliance with all applicable laws and regulations. All officers, Directors and employees are bound by this Code of Ethical Conduct, violations of which may be reported to the Code of Ethics Contact Person and/or any member of the Audit Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation awarded to, earned by, or paid to (i) David H. Fater, our Chief Executive Officer and Chief Financial Officer, (ii) James. E. Skinner, our Vice President, Director of Grant Research, (iii) Jerry M. Anchin, our Vice President, Director of Research and Development, and (iv) Daniel N. Weiss, our Chief Medical Officer. No other executive officers received total compensation in excess of $100,000 for the fiscal year ended December 31, 2008.

					Stock	Option/Warrant	All Other
Name and Principal Position	Year	Salary		Bonus	Awards(1)	Awards(1)	Compensation	Total

David H. Fater — Chief Executive and	2008	$165,000	(3)	—	—	—	—	$165,000
Chief Financial Officer(2)	2007	$165,000	(3)	—	—	—	$506,000(4)	$671,000
James E. Skinner —	2008	$174,000	(3)	—	—	—	—	$174,000
Vice President, Director of Grant Research(2)	2007	$174,000	(3)	—	—	$196,350	$1,210,000(4)	$1,580,350
Jerry M. Anchin —	2008	$156,000	(3)	—	—	—	—	$156,000
Vice President, Director of Research and Development(2)	2007	$156,000	(3)	—	—	$77,000	$1,210,000(4)	$1,443,000
Daniel N. Weiss —	2008	$180,000		—	—	—	—	$180,000
Chief Medical Officer(2)	2007	$30,000		—	$33,750	$48,000	$55,000(4)	$166,750

(1)	The amounts in this column do not reflect compensation actually received by the Named Executive Officer nor do they reflect the actual value that will be recognized by the Named Executive Officer. Instead the amounts reflect the compensation cost recognized by us in fiscal 2008 and 2007 for financial statement reporting purposes in accordance with SFAS 123R. For information regarding the assumptions made in calculating the amounts reflected in this column, see Footnote 7 – Stock Option Plan to our audited financial statements for the year ended December 31, 2008.

(2)	All of our Named Executive Officers, except Dr. Weiss, commenced employment with the Company on March 30, 2007. The compensation received by all Named Executive Officers, except Dr. Weiss, in the first three months of fiscal 2007 represents compensation that was paid by our predecessor company (“Old Vicor”), which was merged into the Company effective as of March 31, 2007.

(3)	Mr. Fater, Dr. Skinner and Dr. Anchin have elected to accrue 50% of their 2007 and 2008 salaries. Dr. Weiss elected to accrue 50% of his 2008 compensation. These accruals totaled approximately $165,000 for Mr. Fater, $174,000 for Dr. Skinner, $66,000 for Dr Weiss and $156,000 for Dr. Anchin in fiscal 2007 and 2008. In January 2009, this total accrued payroll was satisfied by the issuance of 459,425 shares of common stock to Mr. Fater, 483,333 shares to Dr. Skinner, 433,333 shares to Dr. Anchin and 205,965 shares to Dr. Weiss.

(4)	Represents the value of shares of the Company’s common stock that were issued to the Named Executive Officers pursuant to the cashless exercise of options and warrants prior to March 30, 2007. The shares of the Company’s common stock were valued at $1.10 per share, the closing price of our common stock on December 31, 2007.

Employment Agreements

We have entered into employment agreements with David H. Fater, James E. Skinner, Ph.D., Dr. Daniel N. Weiss and Jerry M. Anchin, Ph.D.,

David H. Fater.  Our employment agreement with David Fater, dated June 1, 2002, as amended, is for a three-year term; provided, however, that on June 1 of each year the term is automatically extended for an additional one-year period. The employment agreement provides for annual compensation of $150,000, subject to annual increases, plus reimbursement of reasonable expenses and entitles Mr. Fater to participate in the employee benefit plans made available to our other executives. The agreement contains customary confidentiality and noncompete provisions. Upon the first to occur of (1) our receipt of $3 million in funding; (2) consummation of a significant liquidity event; or (3) significant enhancement of our value, Mr. Fater’s annual increases will be 10%.

If we terminate Mr. Fater’s employment without cause or if Mr. Fater terminates the agreement for good reason (as defined in the agreement), or if either event occurs during the two years after a change of control, then Mr. Fater will receive an amount equal to 300% of the sum of his current base salary and any bonuses paid during the previous 12-month period, and he will receive accelerated vesting under any long-term incentive plans including stock options and warrants and other benefits for the remainder of the term of the agreement. We have also agreed to pay to Mr. Fater any excise taxes to the extent any amount paid to Mr. Fater is deemed “parachute payments.”

James E. Skinner.  Our employment agreement with Dr. Skinner dated January 1, 2009 expires on December 31, 2011. It provides for annual compensation of $174,000 subject to annual increases plus reimbursement of reasonable expenses, and entitles Dr. Skinner to participate in the employee benefit plans made available to our other executives. This agreement contains customary confidentiality and noncompete provisions. In addition, Dr. Skinner agrees that all intellectual property developed by him shall be our property. If Dr. Skinner’s employment is terminated without cause or if Dr. Skinner terminates the agreement for good reason, he is entitled to twelve months of his base salary plus a sum equal to any bonuses paid to him in the preceding twelve months.

Jerry M. Anchin.  Our employment agreement with Dr. Anchin dated January 1, 2009 expires on January 1, 2012. It provides for annual compensation of $156,000 subject to annual increases plus reimbursement of reasonable expenses, and entitles Dr. Anchin to participate in the employee benefit plans made available to our other executives. This agreement contains customary confidentiality and noncompete provisions. In addition, Dr. Anchin agrees that all intellectual property developed by him shall be our property. If Dr. Anchin’s employment is terminated without cause or if Dr. Anchin terminates the agreement for good reason, he is entitled to twelve months of his base salary plus a sum equal to any bonuses paid to him in the preceding twelve months.

Daniel N. Weiss.  Our employment agreement with Dr. Weiss dated April 15, 2008 expires on January 1, 2010. It provides for annual compensation of $180,000 subject to annual increases plus reimbursement of reasonable expenses, and entitles Dr. Weiss to participate in the employee benefit plans made available to our other executives. This agreement contains customary confidentiality and noncompete provisions. In addition, Dr. Weis agrees that all intellectual property developed by him shall be our property. If Dr. Weiss’s employment is terminated without cause or if Dr. Weiss terminates the agreement for good reason, he is entitled to twelve months of his base salary plus a sum equal to any bonuses paid to him in the preceding twelve months.

Outstanding Equity Awards at Fiscal Year-End Table

The following table presents information regarding outstanding options and warrants held by our Named Executive Officers as of our fiscal year end December 31, 2008.

	Number of		Number of
	Securities		Securities
	Underlying		Underlying
	Unexercised		Unexercised
	Options/Warrants		Options/Warrants	Option/Warrant	Option/Warrant
Name	(#) Exercisable(1)		(#) Unexercisable	Exercise Price ($)	Expiration Date

David H. Fater	—		—	—	—
	12,500	(3)	—	$1.00	04/09/2013
James E. Skinner(1)	255,000		—	$1.00	08/08/2017
	12,500	(3)	—	$1.00	06/10/2013
Jerry M. Anchin(1)	100,000		—	$1.00	08/08/2017
	12,500	(3)	—	$1.00	02/19/2013
Daniel N. Weiss(2)	50,000		—	$1.00	08/08/2017

(1)	We granted these warrants to Dr. Skinner and Dr. Anchin on August 8, 2007. These warrants are fully vested and immediately exercisable as of the grant date.

(2)	We granted these options to Dr. Weiss under our 2002 Stock Option Plan on August 8, 2007. The options are fully vested and immediately exercisable as of the grant date.

(3)	We granted these warrants to Mr. Fater, Dr. Skinner and Dr. Anchin for converting their $10,000 12% convertible promissory notes into 12,500 shares of Series B preferred stock.

Equity Compensation Plan Information

The following table sets forth information concerning our equity compensation plans as of December 31, 2008.

			Number of securities
	Number of securities to	Weighted-average	remaining available for
	be issued upon exercise	exercise price of	future issuance under equity
	of outstanding options,	outstanding options,	compensation plans (excluding
Plan Category	warrants and rights	warrants and rights	securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders (2002 Stock Option Plan)	122,500	$0.85	477,500
Equity compensation plans approved by security holders (2008 Stock Option Plan)	417,500	$0.72	4,582,500
Equity compensation plans not approved by security holders	10,762,263	$0.99	—

Total	11,302,263		5,060,000

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Forms 3, 4 and 5. Based solely on the Company’s review of the copies of such forms received by it or written representations from certain reporting persons the Company believes that with respect to the fiscal year ended December 31, 2008 it complied with all filing requirements applicable to its executive officers, directors and 10% beneficial owners. Mr. Fater and Drs. Anchin, Skinner and Weiesmeier each filed one late Form 4 reporting one transaction, in which they each exchanged 10% convertible promissory notes for 12,500 shares of the Company’s Series B Preferred Stock and warrants to purchase 12,500 shares of the Company’s common stock.

Potential Payments Upon Termination or a Change in Control

David H. Fater.  If we terminate Mr. Fater’s employment without cause or if Mr. Fater terminates his employment agreement for good reason (as defined in his employment agreement) or if either event occurs during the two years after a change of control, then Mr. Fater will receive an amount equal to 300% of the sum of his current base salary and any bonuses paid during the previous 12-month period, and he will receive accelerated vesting under any long-term incentive plans including stock options and warrants and other benefits for the remainder of the term of the agreement. We have also agreed to pay to Mr. Fater any excise taxes to the extent any amount paid to Mr. Fater is deemed “parachute payments.”

The table below reflects the compensation payable to Mr. Fater in the event of a termination of his employment in each of the situations listed below. The amounts shown assume that the termination was effective as of December 31, 2008.

		Termination for	Termination not	Termination for	Change in
Executive Benefits and	Voluntary	Cause by the	for Cause by the	Good Reason by	Control for
Payments Upon Termination	Termination	Company	Company	the Executive	Good Reason

Compensation:
Base Salary	$—	$—	$495,000	$495,000	$495,000
Bonus	$—	$—	$—	$—	$—
Stock Options	—	—	—	—	—
(Unvested & Accelerated)	$—	$—	$—	$—	$—
Benefits and Insurance	$—	$—	$73,930	$73,930	$73,930
280G Tax Gross Up	$—	$—	$306,346	$306,346	$306,346

James E. Skinner.  If we terminate Dr. Skinner’s employment without cause or if Dr. Skinner terminates his employment agreement for good reason (as defined in his employment agreement), then Dr. Skinner will receive an amount equal to 100% of the sum of his current base salary and any bonuses paid during the previous 12-month period, and he will receive accelerated vesting under any long-term incentive plans, including stock options and warrants.

The table below reflects the compensation payable to Dr. Skinner in the event of a termination of his employment in each of the situations listed below. The amounts shown assume that the termination was effective as of December 31, 2008.

		Termination for	Termination not	Termination for	Change in
Executive Benefits and	Voluntary	Cause by the	for Cause by the	Good Reason	Control for
Payments Upon Termination	Termination	Company	Company	by the Executive	Good Reason

Compensation:
Base Salary	$—	$—	$174,000	$174,000	$—
Bonus	$—	$—	$—	$—	$—
Stock Options	—	—	—	—	—
(Unvested & Accelerated)	$—	$—	$—	$—	$—
Benefits and Insurance	$—	$—	$—	$—	$—

Jerry M. Anchin.  If we terminate Dr. Anchin’s employment without cause or if Dr. Anchin terminates his employment agreement for good reason (as defined in his employment agreement), then Dr. Anchin will receive an amount equal to 100% of the sum of his current base salary and any bonuses paid during the previous 12-month period, and he will receive accelerated vesting under any long-term incentive plans, including stock options and warrants.

The table below reflects the compensation payable to Dr. Anchin in the event of a termination of his employment in each of the situations listed below. The amounts shown assume that the termination was effective as of December 31, 2008.

		Termination for	Termination not	Termination for	Change in
Executive Benefits and	Voluntary	Cause by the	for Cause by the	Good Reason	Control for
Payments Upon Termination	Termination	Company	Company	by the Executive	Good Reason

Compensation:
Base Salary	$—	$—	$156,000	$156,000	$—
Bonus	$—	$—	$—	$—	$—
Stock Options	—	—	—	—	—
(Unvested & Accelerated)	$—	$—	$—	$—	$—
Benefits and Insurance	$—	$—	$—	$—	$—

Daniel N. Weiss.  In the event we terminate Dr. Weiss’s employment without cause or if Dr. Weiss terminates for good reason (as defined in his employment agreement), then Dr. Weiss is entitled to receive a lump-sum in an amount equal to the sum of (a) his then current base salary, and (b) any bonuses paid to him during the 12-month period preceding his termination. In addition, his health insurance shall be maintained by the Company for the unexpired term of this Employment Agreement and he will receive accelerated vesting under any long-term incentive plans, including the vesting of any unvested stock options and warrants

The table below reflects the compensation payable to Dr. Weiss in the event of a termination of his employment in each of the situations listed below. The amounts shown assume that the termination was effective as of December 31, 2008.

		Termination for	Termination not	Termination for	Change in
Executive Benefits and	Voluntary	Cause by the	for Cause by the	Good Reason by	Control for
Payments Upon Termination	Termination	Company	Company	the Executive	Good Reason

Compensation:
Base Salary	$—	$—	$180,000	$180,000	$—
Bonus	$—	$—	$—	$—	$—
Stock Options	—	—	—	—	—
(Unvested & Accelerated)	$—	$—	$—	$—	$—
Benefits and Insurance	$—	$—	$—	$—	$—

Director Compensation

Only non-employee Directors are compensated for Board service. On June 25, 2008, the Board approved a compensation package for non-employee Directors providing a combination of cash and stock awards for their service to the Company. Each non-employee Director will receive a basic annual retainer of $24,000, paid quarterly in shares of our common stock. The Director serving as the Chairman of the Audit Committee will receive an annual fee of $12,000 and the Director serving as Chairman of the Compensation Committee will receive an annual fee of $6,000 for the additional duties as Chairmen of these committees. Such fees will be paid quarterly in shares of the Company’s common stock. Non-employee Directors will receive cash fees of $1,000 per meeting (paid in shares of the Company’s common stock) not to exceed six Board meetings per year and four Audit Committee meetings per year. Each non-employee Director will also receive an annual grant of 100,00 stock options. The options will be exercised at the fair market value of the Company’s common stock on the date of grant and will be for a term of up to ten years. The options will vest monthly on a pro-rata basis over a twenty four month period.

Director Compensation Table

The following table sets forth a summary of the compensation we paid to our non-employee Directors in 2008. We do not provide any compensation to our Directors who also are serve as executive officers of the Company.

	Fees Earned or	Stock	Stock
Name	Paid in Cash	Options(1)	Award(2)	Total

Edward Wiesmeier	—	$53,000	$18,000	$71,000
Frederick Hudson	—	$53,000	$21,000	$74,000
Joseph Franchetti	—	$53,000	$15,000	$68,000

(1)	Represents a grant of 100,000 options that was made to each of our Directors on July 25, 2008 under our 2008 Plan. Amounts shown in this column do not reflect compensation actually received by the Director nor do they reflect the actual value that will be recognized by the Director. Instead the amounts reflect the compensation cost recognized by us in fiscal 2008 for financial statement reporting purposes in accordance with SFAS 123R. For information regarding the assumptions made in calculating the amount reflected in this column, see Footnotes 3 and 7 in our audited financial statements for the year ended December 31, 2008.

(2)	Represents the annual retainer for our Directors, fees for serving as a chairperson of the Audit or Compensation Committee and meeting fees which were paid in shares of the Company’s common stock. Amounts shown in this column do not reflect compensation actually received by the Director nor do they reflect the actual value that will be recognized by the Director. Instead the amounts reflect the compensation cost recognized by us in fiscal 2008 for financial statement reporting purposes in accordance with the Black-Scholes method. For information regarding the assumptions made in calculating the amount reflected in this column, see Footnotes 3 and 7 in our audited financial statements for the year ended December 31, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the transactions described below since January 2006 there has not been nor is there currently proposed any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years; and

•	in which any director, executive officer, or stockholder owning more than 5% of our common stock, or any member of their immediate family had or will have a direct or indirect material interest.

Transactions with Management

On January 1, 2007 we entered into a Service Agreement (“Service Agreement”) with ALDA & Associates International, Inc. (“ALDA”), a consulting company owned and controlled by Mr. Fater, whereby three of our employees became employees of ALDA under a Professional Employer Organization (PEO) arrangement. The Service Agreement is a cost-reimbursement-only contract and provides for the reimbursement of all of ALDA’s actual payroll and insurance-related costs for these employees. The arrangement was entered into because of the substantial cost savings obtained by us due to the higher number of persons employed by ALDA.

In 2007 the Company borrowed $200,000 from Colonial Bank, N.A. (“Colonial Bank”) on an unsecured basis under a loan agreement due in August 2007 at interest of 6.65%. As a condition to making the loan, Colonial Bank received a $200,000 certificate of deposit from the Company’s Chief Executive and Financial Officer, David H. Fater, as standby collateral. As consideration for this standby collateral, the Board authorized (i) the reimbursement of Mr. Fater’s out-of-pocket cash costs associated with this transaction, and (ii) the monthly issuance of 728 shares of common stock. This loan with Colonial Bank has been extended until December 18, 2009 at an interest rate of 5.03%.

Also in 2007, the Company borrowed $100,000 from Colonial Bank on an unsecured basis under a loan agreement due in August 2007 at interest of 6.13%. As a condition to making the loan, Colonial Bank received a $100,000 certificate of deposit from Mr. Fater as standby collateral. As consideration for this standby collateral, the Board authorized (i) the reimbursement of Mr. Fater’s out-of-pocket cash costs associated with this transaction, and (ii) the monthly issuance of 364 shares of common stock. This loan with Colonial Bank has been extended until October 27, 2009 at an interest rate of 4.69%.

For the year ended December 31, 2008 Mr. Fater received 13,104 shares of common stock related to these bank loans.

In October 2002 we entered into a Purchase and Royalty Agreement, as amended in July and September 2003 (the “Royalty Agreement”), with Dr. James E. Skinner, our Vice President and Director of Research and Development and a Director of the Company, to acquire the software related to the Analyzer. The total purchase price for the software was $200,000. To date we have paid

$100,000, and we are required to pay the remaining $100,000 from 10% of any revenues that we receive from the sale, licensing, distribution or other use of the Analyzer. The Royalty Agreement further provides for an additional ongoing royalty to be paid to Dr. Skinner of 10% of revenues received by us from any activities that utilize the Analyzer including, without limitation, licensing and sales of the Analyzer for the life of the patents. These royalty payments will commence after we have recovered our development costs in full.

On June 11, 2007 Dr. Jerry M. Anchin, our Vice President, Associate Director of Research and Development and a Director, sold 100,000 shares of our common stock in a privately-negotiated sale at $0.50 per share and contributed to our capital the $50,000 proceeds he received. On July 27, 2007 Dr. James E. Skinner, our Vice President, Director of Research and Development and a Director, sold 255,000 shares of our common stock in a privately-negotiated sale at $0.50 per share and contributed to capital the $127,500 proceeds he received.

On December 16, 2008 the Board approved the satisfaction of accrued payroll of $156,000 for Dr. Anchin, $174,000 for Dr. Skinner, $165,000 for Mr. Fater and $66,000 for Dr. Weiss, through the issuance of shares of common stock on January 5, 2009 as follows: 433,333 to Dr. Anchin, 483,333 to Dr. Skinner, 458,333 to Mr. Fater and 183,333 to Dr. Weiss.

AUDIT COMMITTEE REPORT

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with our management.

2.	The Audit Committee has discussed with Daszkal Bolton, LLP (“DB”), our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1, AU section 380) as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3.	The Audit Committee has as received the written disclosures and the letter from DB required by applicable requirements of the PCAOB regarding DB’s communications with the audit committee concerning independence, and has discussed with DB its independence;

4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC.

Respectfully Submitted,

/s/ Frederick M. Hudson, Chairman
/s/ Joseph A. Franchetti
/s/ Edward Wiesmeier, M.D.

PROPOSALS TO THE STOCKHOLDERS

PROPOSAL ONE — ELECTION OF DIRECTORS

Our Certificate of Incorporation provides that our Board consists of three classes of Directors, as nearly equal in number as possible, designated Class I, Class II and Class III and provides that the exact number of Directors comprising our Board will be determined from time to time by resolution adopted by the Board. At each annual meeting of stockholders, successors to the class of Directors whose terms expires at that annual meeting are elected for a three-year term. The current term of the Class II Directors terminates on June 22, 2009, the date of our 2009 Annual Meeting.

Dr. Anchin and Mr. Hudson currently serve as Class II Directors. Our Board has nominated them, and they will stand for re-election at the Annual Meeting. The biographies of Dr. Anchin and Mr. Hudson are on pages 4-6.

Mr. Anchin and Mr. Hudson have consented to serve on our Board and the Board has no reason to believe that they will not serve if elected. Nevertheless, if any of them should become unavailable to serve as a director, and if the Board has designed a substitute nominee, the persons named as proxies will vote for this substitute nominee.

Vote Required and Recommendation

The two nominees for election to the Board who receive the greatest number of votes cast for the election of Directors by the shares present, in person or by proxy, shall be elected Directors. The holders of shares of the Company’s common stock, Series A preferred stock and Series B preferred stock will vote together as a single class on the election of Directors and each share of common stock, Series A preferred stock and Series B preferred stock will have one vote per share. Stockholders do not have the right to cumulate their votes for Directors. In the election of Directors, an abstention or broker non-vote will have no effect on the outcome.

The Board recommends that stockholders vote “for” each of the nominees for director set forth above.

PROPOSAL TWO — RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

We are asking our stockholders to ratify the Audit Committee’s appointment of Daszkal Bolton LLP (“Daszkal Bolton”) as our independent public accountants for the fiscal year ending December 31, 2009. In the event our stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company and our stockholder’s best interests.

We, through Old Vicor, our predecessor company, engaged Daszkal Bolton as our independent public accountants on May 17, 2003 and it has audited the Company’s and Old Vicor’s consolidated financial statements for the past five years. Representatives of Daszkal Bolton are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us by Daszkal Bolton for professional services rendered for the fiscal years ended December 31, 2007 and 2008.

	Fiscal	Fiscal
Fee Category	2008	2007

Audit Fees	$87,100	$70,085
Audit-Related Fees	$7,545	$28,500
Tax Fees	$10,894	$10,674
All Other Fees	$0	$0

Total Fees	$105,539	$109,259

Audit fees consisted of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements included in our annual report on Form 10-K and 10-KSB for the years ended December 31, 2008 and 2007, other SEC filings in 2008 and 2007, and reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q and 10-QSB during fiscal 2008 and 2007.

Audit-related fees consists of general assistance on SEC matters and due diligence regarding the merger transaction completed in March 2007. Tax fees consist of fees for tax compliance, tax advice and tax planning. Our auditors did not bill any additional fees for any other nonaudit services rendered to us such as attending meetings and other miscellaneous financial consulting.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Daszkal Bolton and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case by case basis. The Audit Committee approved one hundred percent (100%) of all such professional services provided by Daszkal Bolton during fiscal 2008.

The Audit Committee has considered the nature and amount of the fees billed by Daszkal Bolton, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Daszkal Bolton independence.

Vote Required and Recommendation

The ratification of the selection of Daszkal Bolton as our independent public accountants for the fiscal year ending December 31, 2009, requires the affirmative vote of the holders of the Company’s common stock, Series A preferred stock and Series B preferred stock, voting together as a single class, representing a majority of the shares of capital stock represented at the Annual Meeting, in person or by proxy. Broker non-votes will have no effect on the outcome of this matter. Abstentions will be counted as present at the Annual Meeting for purposes of this matter and will have the effect of a vote against the ratification of the appointment of Daszkal Bolton.

The Board recommends that stockholders vote “for” the ratification of the selection of Daszkal Bolton as our independent public accountants for the fiscal year ended December 31, 2009.

INFORMATION CONCERNING STOCKHOLDERS PROPOSALS

The deadline by which stockholder proposals must be submitted for inclusion in our proxy statement for our next Annual Meeting is January 25, 2010, under Rule 14a-8 of the Exchange Act or if the date of the 2009 Annual Meeting is changed by more than 30 days from the date of the 2008 Annual Meeting, then a reasonable time before we print and the mail the proxy materials for the 2009 Annual Meeting. Additionally, we must receive notice of any stockholder proposal to be submitted at the next Annual Meeting (but not required to be included in our proxy statement for that meeting) by April 8, 2010, or such proposal will be considered untimely pursuant to Rule 14a-5(e) under the Exchange Act and persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal. We are not required to include in our proxy statement any stockholder proposal not timely received by us or that is not otherwise in compliance with SEC rules and regulations.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports, where only one copy of the Company’s proxy statement and annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write us at: David H. Fater, Chief Executive Officer, c/o Vicor Technologies, Inc., 2300 NW Corporate Boulevard, Suite 123, Boca Raton, FL 33431. If you want to receive separate copies of the proxy statement and our annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address.

AVAILABILITY OF FORM 10-K ANNUAL REPORT

A copy of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008, exclusive of certain exhibits filed with the SEC, accompanies this proxy statement. These exhibits, as well as our interim quarterly reports on Form 10-Q and other reports that we filed with the SEC, are available without charge to stockholders on our website at www.vicortech.com, by calling our offices at (561) 995-7313 or upon written request to David H. Fater, Chief Executive Officer, c/o Vicor Technologies, Inc., 2300 NW Corporate Boulevard, Suite 123, Boca Raton, FL 33431. The information on our website is not a part of this proxy statement. Copies of our filings are also available at the SEC website at www.sec.gov.

COSTS OF MAILING AND SOLICITATION

The cost of preparing, assembling and mailing this proxy statement and the enclosed proxy is to be borne by us. In addition to the use of the mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing. At this time, we do not anticipate that we will be retaining a third-party solicitation firm, but should we determine, in the future, that it is in our best interests to do so, we will retain a solicitation firm and pay for all costs and expenses associated with retaining this solicitation firm.

OTHER MATTERS

Management is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this proxy statement is brought before the Annual Meeting, the persons named as proxyholders in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with the recommendations of management.

Exhibit A

VICOR TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

I.	Purpose

The primary purpose of the Audit Committee (the “Committee”) is to (a) assist the Board of Directors in fulfilling its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent auditors’ qualifications and independence, and (iv) the performance of the Company’s independent auditors; and (b) prepare any reports required by law to be prepared by the Committee, including any reports required to be included in the Company’s annual proxy statement and as otherwise required.

In fulfilling its purpose, the Committee shall review:  (a) the financial reports and other financial information of the Company; (b) the Company’s systems of internal controls and procedures and disclosure controls and procedures; and (c) the Company’s auditing, accounting and financial reporting processes generally. Consistent with this purpose, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.

II.	Composition

The Committee shall be comprised of not less than three directors, as determined by the Board, each of whom shall be independent as required by (i) Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) any rules and regulations promulgated thereunder by the Securities and Exchange Commission (“SEC”) and (ii) the rules of the Nasdaq Stock Market, Inc., for companies listed on the Nasdaq Stock Market. In addition to being independent, members of the Committee may not receive any compensation other than directors’ fees from the Company. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be an “audit committee financial expert,” as such term is defined by the rules and regulations of the Securities and Exchange Commission (the “SEC”). Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Committee shall be elected by the Board annually on the recommendation of the Board or Nominating Committee and shall serve until the earlier to occur of her or his resignation or removal or the election and qualification of such member’s successor. Unless a Chair of the Committee is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. Any member of the Committee may be removed with or without cause by a majority of the Board. All vacancies in the Committee shall be filled by the Board.

III.	Meetings

The Committee shall meet at least four times during each fiscal year or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least quarterly with management and the independent auditors. The Committee may request that any officer or employee of the Company, the Company’s outside counsel or the Company’s independent auditors attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Meetings of the Committee may be called by the Chief Executive Officer of the Company, the Chair of the Committee or any other two or more members of the Committee. A majority of the Committee shall constitute a quorum for the transaction of business. The action of a majority of those present at a meeting, at which a quorum is present, shall be the act of the Committee. The Committee may also act by unanimous written consent. The Committee may delegate authority to act upon specific matters within determined parameters to a subcommittee consisting of one or more members, consistent with applicable law. Any such subcommittee shall report any action to the full Committee at its next meeting. The Committee shall keep a record of its actions and proceedings and make a report thereof from time to time to the Board. In addition, the Committee, or its Chair, should communicate with the independent auditors and management quarterly to review the Company’s financial statements consistent with Section IV of this charter.

IV.	Powers, Duties and Responsibilities

The Committee shall have the power, duty and responsibility to:

A. Review of Documents/Reports and Disclosure Matters

1. Review and, if necessary, revise this Charter periodically as conditions dictate. Upon any revision, submit the revised Charter to the Board of Directors for approval.

2. Review and discuss with management and the independent auditors the Company’s annual audited financial statements and other financial information, including the Company’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Form 10-K. Each such discussion and review shall include, among other things, a discussion of significant issues regarding accounting principles, practices and judgments, and a recommendation to the Board of Directors as to whether the annual audited financial statements should be included in the Form 10-K.

3. Review and discuss with management and the independent auditors the Company’s quarterly financial statements and other financial information, including the Company’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the results of the independent auditor’s review of the quarterly financial statements, prior to filing the Company’s Form 10-Q. Each such discussion and review shall include, among other things, a discussion of whether there were any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA Statements of Auditing Standards (“SAS”). The Chair of the Committee may represent the entire Committee for purposes of this review.

4. Review and discuss reports from the independent auditors on (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management, including, but not limited to, any: (i) management letter; (ii) schedule of unadjusted differences; (iii) listings of adjustments and reclassifications not recorded, if any; (iv) reports on observations and recommendations on internal controls; (v) engagement letter; or (vi) independence letter. In connection therewith, the Committee shall consider the independent auditors’ written judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

5. Discuss with management the Company’s earnings press releases, including the use of “non-GAAP financial measures” as defined by the rules and regulations of the SEC, as well as any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may generally address the types of information to be disclosed and the types of presentations to be made in any such communications.

6. Discuss the guidelines and policies related to risk assessment and risk management, including the Company’s major financial exposures and the steps management has taken to monitor and control such exposures.

7. Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer in accordance with the periodic report certification requirements imposed by the rules and regulations of the SEC, regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

8. Review and discuss with management and the independent auditors, as appropriate: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

9. Consider and approve, if appropriate, major changes to the Company’s accounting principles and practices as suggested in writing by the independent auditors, or management.

10. Report at least quarterly to the Board. The Committee shall promptly review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, and the performance, qualifications and independence of the Company’s independent auditors.

B.	Independent Auditors

1. The Committee has sole authority to appoint, retain, terminate, evaluate and oversee the Company’s independent auditors, including determining the terms of engagement and the resolution of any disagreements between management and the independent auditors regarding financial reporting. Such authority may not be delegated to the Board or management. In exercising such authority, the Committee shall consider, among other things, the independent auditors’ independence and effectiveness. The independent auditors shall report directly to the Committee.

2. The Committee shall pre-approve all audit services and permitted non-audit services to be performed by any independent auditors in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules promulgated thereunder, and has the sole authority to approve the fees and compensation to be paid to the Company’s independent auditors for such services. The Chair of the Committee may grant pre-approval of audit and permitted non-audit services, provided that the Chair’s pre-approval decisions shall be presented to the full Committee at its next scheduled meeting.

3. Obtain and review the independent auditors’ annual report to the Committee. This annual report shall describe: (a) the independent auditors’ internal quality control procedures; (b) any material issues raised by the most recent internal quality-control review (or peer review) of the independent auditors or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (c) in order to assess the independent auditors’ independence, all relationships between the independent auditors and the Company. The Committee shall review this annual report on at least an annual basis when evaluating the independent auditors, and require updates to such annual report where the Committee believes that it is reasonable to request such updates.

4. Review and discuss annually with the independent auditors all significant relationships the auditors have with the Company to determine their independence and receive a letter from the independent auditors regarding their independence.

5. Review the qualifications, performance and independence of the independent auditors, including the “audit partners” of the independent auditors (as such term is defined by the rules and regulations of the SEC), and approve any proposed discharge of the independent auditors when circumstances warrant. When evaluating the independent auditors and its audit partners, the Committee should consider: (a) the opinions of the Company’s management; (b) considerations as to independence of the independent auditor, including whether permitted non-audit services are compatible with maintaining the independent auditors’ independence; (c) whether the independent auditors’ quality controls are adequate; (d) whether, to assure continuing auditor independence, rotation of the audit partners has occurred in accordance with the rules and regulations of the SEC; and (e) whether, to assure continuing auditor independence, there should be a regular rotation of the independent auditors. The Committee shall present the conclusions of its evaluations of the independent auditors and its audit partners to the Board.

6. Consult periodically with the independent auditors, out of the presence of management, about internal controls and the completeness and accuracy of the Company’s financial statements.

7. Review the independent auditors’ audit plan, which review should include the scope of work, staffing, locations, reliance upon management and internal audit and general audit approach.

8.  Prior to filing of the Company’s year-end financial statements and the audit report, discuss the results of the audit with the independent auditors, including matters required to be communicated to audit committees in accordance with applicable rules and regulations. Obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act.

C.	Process and Procedures

1. Review reports to the Committee by management and the independent auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

2. Review with management and the independent auditors any problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of work or on access to requested information.

3. Review any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements.

4. Review with the independent auditors: (a) any accounting adjustments that were noted or proposed by the independent auditors but were “passed” by management as immaterial or otherwise; and (b) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company.

5. Review, with the independent auditors and management, the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

6. Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

D.	Other Powers, Duties and Responsibilities

1. Prepare annually the audit committee’s report to stockholders and publish the report in the Company’s annual proxy statement as required by the SEC.

2. Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation, Bylaws and applicable law as the Committee or the Board deems necessary or appropriate.

3. Periodically review with the Company’s outside counsel, significant legal matters that may have a material impact on the financial statements and any material reports, notices or inquiries received from regulators or governmental agencies.

4. Authorize or conduct special investigations and studies that arise out of the Committee’s areas of responsibility.

5. Retain, in the Committee’s sole authority and discretion, independent or outside counsel, accountants or others to advise and assist the Committee in connection with any of its activities, as the Committee determines necessary to carry out its duties.

6. Determine, and submit to the Company, the Committee’s funding needs for payment of: (a) compensation to the independent auditors; (b) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee’s duties; and (c) if applicable, compensation to independent counsel, accountants or any others retained to assist the Committee.

7. Establish, in the Committee’s sole authority and discretion, and in accordance with the rules and regulations of the SEC, hiring policies for employees or former employees of the Company’s independent auditors.

8. Work with the Board of Directors to establish and maintain a process for the annual evaluation of the performance of the Committee and, pursuant to such process, conduct an annual evaluation of the performance of the Committee.

COMMON STOCK PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF
VICOR TECHNOLOGIES, INC.
June 22, 2009

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE PROPOSALS SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
MARK YOUR VOTE IN BLUE OR BLACK INK.

1.	PROPOSAL 1: To elect the two nominees listed in the Proxy Statement to the Company’s Board of Directors

NOMINEES:
☐ FOR ALL NOMINEES	☐ Jerry M. Anchin, Ph.D.
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Frederick M. Hudson
☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

2. PROPOSAL 2: To ratify the appointment of Daszkal Bolton LLP as the Company’s independent public accountants for the fiscal year ended December 31, 2009	FOR ☐	AGAINST ☐	ABSTAIN ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

VICOR TECHNOLOGIES, INC.

PROXY

ANNUAL MEETING OF STOCKHOLDERS — JUNE 22, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint DAVID H. FATER, the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of Vicor Technologies, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on June 22, 2009, at 10:00 a.m., local time, at the Boca Raton Marriot, 5150 Town Center Circle, Boca Raton, Florida and at any adjournment(s), or postponement(s) thereof. The undersigned hereby revokes any proxy or proxies given prior to the date hereof.

(Continued and to be signed on the reverse side.)

SERIES A PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF
VICOR TECHNOLOGIES, INC.
June 22, 2009

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE PROPOSALS SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
MARK YOUR VOTE IN BLUE OR BLACK INK.

1.	PROPOSAL 1: To elect the two nominees listed in the Proxy Statement to the Company’s Board of Directors

NOMINEES:
☐ FOR ALL NOMINEES	☐ Jerry M. Anchin, Ph.D.
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Frederick M. Hudson
☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

2. PROPOSAL 2: To ratify the appointment of Daszkal Bolton LLP as the Company’s independent public accountants for the fiscal year ended December 31, 2009	FOR ☐	AGAINST ☐	ABSTAIN ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

VICOR TECHNOLOGIES, INC.

PROXY

ANNUAL MEETING OF STOCKHOLDERS — JUNE 22, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint DAVID H. FATER, the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Series A 8.0% Convertible Cumulative Preferred Stock of Vicor Technologies, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on June 22, 2009, at 10:00 a.m., local time, at the Boca Raton Marriot, 5150 Town Center Circle, Boca Raton, Florida and at any adjournment(s), or postponement(s) thereof. The undersigned hereby revokes any proxy or proxies given prior to the date hereof.

(Continued and to be signed on the reverse side.)

SERIES B PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF
VICOR TECHNOLOGIES, INC.
June 22, 2009

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE PROPOSALS SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
MARK YOUR VOTE IN BLUE OR BLACK INK.

1.	PROPOSAL 1: To elect the two nominees listed in the Proxy Statement to the Company’s Board of Directors

NOMINEES:
☐ FOR ALL NOMINEES	☐ Jerry M. Anchin, Ph.D.
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Frederick M. Hudson
☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

2. PROPOSAL 2: To ratify the appointment of Daszkal Bolton LLP as the Company’s independent public accountants for the fiscal year ended December 31, 2009	FOR ☐	AGAINST ☐	ABSTAIN ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

VICOR TECHNOLOGIES, INC.

PROXY

ANNUAL MEETING OF STOCKHOLDERS — JUNE 22, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint DAVID H. FATER, the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Series B 8.0% Junior Convertible Cumulative Preferred Stock of Vicor Technologies, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on June 22, 2009, at 10:00 a.m., local time, at the Boca Raton Marriot, 5150 Town Center Circle, Boca Raton, Florida and at any adjournment(s), or postponement(s) thereof. The undersigned hereby revokes any proxy or proxies given prior to the date hereof.

(Continued and to be signed on the reverse side.)